UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 27, 2025

OCEANFIRST FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-11713	22-3412577
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

110 West Front Street, Red Bank, New Jersey 07701

(Address of principal executive offices, including zip code)

(732) 240-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange in which registered
Common stock, $0.01 par value per share	OCFC	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry Into A Material Definitive Agreement

Underwriting Agreement. On October 27, 2025, OceanFirst Financial Corp. (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with Piper Sandler & Co. and Keefe, Bruyette & Woods, Inc. (the “Underwriters”). Pursuant to the Underwriting Agreement, the Company issued and sold $185,000,000 aggregate principal amount of 6.375% Fixed-to-Floating Rate Subordinated Notes due 2035 (the “Notes”) at a public offering price equal to 100% of the aggregate principal amount of the Notes.

The offering of the Notes closed on October 29, 2025. The net proceeds from the sale of the Notes to the Company were approximately $181.9 million, after giving effect to the underwriting discount of 1.25% and estimated expenses of the offering of the Notes. The Company intends to use the net proceeds to repay existing indebtedness, including the redemption in full of the Company’s 5.25% Fixed-to-Floating Rate Subordinated Notes due May 15, 2030, of which $125.0 million in principal amount is currently outstanding, to support growth initiatives at the Company’s subsidiaries, including the Company’s wholly owned subsidiary, OceanFirst Bank, N.A. (the “Bank”), and for general corporate purposes.

The Notes were offered and sold pursuant to an effective shelf registration statement on Form S-3 filed with the Securities and Exchange Commission on October 18, 2024 (Registration No. 333-282711), a base prospectus, dated October 18, 2024 included as part of the registration statement, a preliminary prospectus supplement, dated October 27, 2025 and a final prospectus supplement, filed on October 28, 2025 with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”). A copy of the opinion of Luse Gorman, PC relating to the legality of the Notes is filed as Exhibit 5.1 to this Current Report on Form 8-K.

The Underwriting Agreement contains representations, warranties and covenants customary in agreements of this type. These representations, warranties and covenants are not representations of factual information to investors about the Company or its subsidiaries, and the sale of the Notes does not constitute a representation that there has not been any change in the condition of the Company. The Company also agreed to indemnify the Underwriters against certain liabilities arising out of or in connection with the sale of the Notes.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the complete text of the Underwriting Agreement, a copy of which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Indenture and Notes. The Notes were issued under an Indenture dated as of October 29, 2025 (the “Base Indenture”) by and between the Company and Wilmington Trust, National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture dated as of October 29, 2025 between the Company and the Trustee (the “First Supplemental Indenture” and collectively with the Base Indenture and the First Supplemental Indenture, the “Indenture”). The terms of the Notes are set forth in, and such Notes are governed by, the Indenture.

The Notes will mature on November 15, 2035. From and including the original issue date to, but excluding, November 15, 2030 or the date of earlier redemption, the Company will pay interest on the Notes semi-annually in arrears on May 15 and November 15 of each year, commencing on May 15, 2026, at a fixed annual interest rate equal to 6.375%. From and including November 15, 2030 to but excluding the maturity date or the date of earlier redemption, the floating interest rate per annum will be equal to a benchmark rate, which is expected to be Three-Month Term SOFR (as defined in the Notes), plus a spread of 307.5 basis points, payable quarterly in arrears on February 15, May 15, August 15 and November 15 of each year, commencing on February 15, 2031. Notwithstanding the foregoing, in the event that the benchmark rate is less than zero, the benchmark rate shall be deemed to be zero.

The Company may, at its option, redeem the Notes (i) in whole or in part beginning with the interest payment date of November 15, 2030, and on any interest payment date thereafter or (ii) in whole but not in part upon the occurrence of a “Tax Event,” a “Tier 2 Capital Event” (each as defined in the Indenture) or the Company becoming required to register as an investment company pursuant to the Investment Company Act of 1940, as amended.

The foregoing descriptions of the Base Indenture, the First Supplemental Indenture, and the Notes are not complete and are each qualified in their entirety by reference to the complete text of the Base Indenture, the First Supplemental Indenture, and the form of the Notes, copies of which are attached as Exhibits 4.1, 4.2, and 4.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under and Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 is incorporated herein by reference.

Item 8.01 – Other Events

On October 27, 2025, the Company issued a press release announcing the pricing of its offering of the Notes, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Exhibit

1.1	Underwriting Agreement, dated October 27, 2025, by and among OceanFirst Financial Corp., Piper Sandler & Co. and Keefe, Bruyette & Woods, Inc.

4.1	Indenture, dated October 29, 2025, between OceanFirst Financial Corp. and Wilmington Trust, National Association, as Trustee

4.2	First Supplemental Indenture, dated October 29, 2025, between OceanFirst Financial Corp. and Wilmington Trust, National Association, as Trustee

4.3	Form of 6.375% Fixed-to-Floating Rate Subordinated Note due 2030 (included in Exhibit 4.2)

5.1	Opinion of Luse Gorman, PC regarding the legality of the Notes

23.1	Consent of Luse Gorman, PC (included in Exhibit 5.1)

99.1	Press Release dated October 27, 2025

104	Cover page Interactive File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANFIRST FINANCIAL CORP.

Dated: October 29, 2025	/s/ Patrick S. Barrett
Patrick S. Barrett
Senior Executive Vice President and Chief Financial Officer